STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name: UTZ TECHNOLOGIES, INC.
Business Id: 3508820000
Certificate Number: 6000120478

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON April 3, 1991 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS
May 24, 2020 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

NCB
FILED

APR 3 1991

JOAN HABERLE
Secretary of State
0687958

CERTIFICATE OF AMENDMENT
TO CERTIFICATE OF INCORPORATION
OF
DONALD UTZ ENGINEERING, INC.

The undersigned has executed and is filing this Certificate of Amendment, pursuant to majority vote of the Shareholders of **Donald Utz Engineering, Inc.** and in accordance with the provisions of the New Jersey Business Corporation Act.

FIRST: The Certificate of Incorporation presently provides that the name of the Corporation is **DONALD UTZ ENGINEERING, INC.**

SECOND: The Certificate of Incorporation is hereby amended to provide that the name of the Corporation is **UTZ ENGINEERING, INC.**, effective upon filing hereof.

THIRD: The amendment was adopted on the 27th day of September, 1990, by majority vote of Shareholders. There were 905,000 shares with voting rights; 527,000 shares voted in favor of the amendment, 3,500 shares voted against the amendment and 374,500 shares were not represented at the meeting of shareholders, either in person or by proxy.

FOURTH: The Certificate of Incorporation is hereby amended to provide that the Board of Directors shall be classified as follows:

Class	Number of Directors In Class	Term of Office of Directors Elected At This Annual Mtg.	Expiration of Term of Director Elected at Subsequent Annual Mtg
I	1	9/30/93, and until a successor is elected	3 Years
II	1	9/30/92, and until a successor is elected	3 Years
III	1	9/30/91, and until a successor is elected	3 Years

91 APR -3 AM 10:56
DEPARTMENT OF STATE RECORDS SECTION COPY FILED

S 143028-350882000 0

FIFTH: This amendment was adopted on the 27th day of September, 1990, with 510,500 shares of the corporation voting in favor of the amendment, 19,000 voting against, and 1,000 abstaining.

IN WITNESS WHEREOF, this Certificate of Amendment has been signed as of the 27th day of September, 1990.

ATTEST:

Frank Colonese

FRANK COLONESE
Secretary

Donald Utz

DONALD L. UTZ
President

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120480

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A CHANGE OF AGENT AND OFFICE ON October 30, 2003 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS May 24, 2020 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

C-104G Rev. 7/1/02

CAO

FILED

OCT 30 2003

State Treasurer

New Jersey Division of Revenue

CERTIFICATE of CHANGE of REGISTERED OFFICE &/or REGISTERED AGENT

(For Use by Domestic and Foreign, Profit and Non-profit Corporations)

CORPORATION NAME: Utz Technologies, Inc.

STATE OF ORIGINAL INCORPORATION: New Jersey

IMPORTANT - INCLUDE INFORMATION ON BOTH THE PRIOR AND NEW AGENT

PRIOR AGENT NAME: Frank Colonese			NEW AGENT NAME: Robert J. Woehling		
PRIOR AGENT STREET ADDRESS:			NEW AGENT STREET ADDRESS:		
101 Industrial East			50 Elmer Street		
CITY	STATE	ZIP	CITY	STATE	ZIP
Clifton	NJ	07012	Westfield	NJ	07090

The corporation states that the address of its new registered office and the address of its new registered agent are identical. Further, te changes designated on this form were authorized by resolution duly adopted by its board of directors or members.

By Frank Colonese
(Signature of Officer)

Title President
(Type)

Date: October 22, 2003

NOTE - This form must be executed by the chairman of the board, the president, or the vice president of the corporation.

FEES: Change of Agent Name-$25.00
Change of Agent Address-$25.00
Change of Both-$25.00

MAIL TO: NJ Division of Revenue
PO Box 308
Trenton, NJ 08625

Make checks payable to: TREASURER, STATE OF NEW JERSEY (NO CASH PLEASE)

3508820000

1321645
2533979

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120481

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON July 11, 2001 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS May 24, 2020 A.D.

THE GREAT SEAL OF THE STATE OF NEW JERSEY

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

AMC

FILED

JUL 11 2001

STATE TREASURER

CERTIFICATE OF AMENDMENT
TO CERTIFICATE OF INCORPORATION
OF
UTZ ENGINEERING, INC.

The undersigned has executed and is filing this Certificate of Amendment, pursuant to majority vote of the Shareholders of Utz Engineering, Inc., and in accordance with the provisions of the New Jersey Business Corporation Act.

FIRST: The Certificate of Incorporation presently provides that the number of members comprising the Board of Directors is three.

SECOND: The Certificate of Incorporation is hereby amended to provide that the number of members comprising the Board of Directors is two.

THIRD: The amendment was adopted on the 15th day of September, 2000, with 585,180 shares voting in favor of the amendment, 13,820 shares voting against, and 1,000 abstaining.

IN WITNESS WHEREOF, this Certificate of Amendment has been signed as of the 11 day of July, 2001.

FRANK COLONESE, President

c:\utz\amendment.directors

3508820000

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120486

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON March 25, 1991 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS May 24, 2020 A.D.

THE GREAT SEAL OF THE STATE OF NEW JERSEY

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

ADB

FILED

MAR 25 1991

JOAN HABERLE
Secretary of State
0687264

CERTIFICATE OF AMENDMENT
TO CERTIFICATE OF INCORPORATION
OF
DONALD UTZ ENGINEERING, INC.

The undersigned has executed and is filing this Certificate of Amendment, pursuant to majority vote of the Shareholders of **Donald Utz Engineering, Inc.** and in accordance with the provisions of the New Jersey Business Corporation Act.

FIRST: The Certificate of Incorporation presently provides that the authorized shares of the Corporation are One Million (1,000,000) Shares.

SECOND: The Certificate of Incorporation is hereby amended to increase the number of authorized shares of the Corporation to Six Million (6,000,000) Shares, to be effective upon filing hereof.

THIRD: The amendment was adopted on the 27th day of September, 1990, with 508,000 shares voting in favor of the amendment, 21,500, voting against, and 1,000 abstaining.

IN WITNESS WHEREOF, this Certificate of Amendment has been signed as of the 27th day of September, 1990.

ATTEST:

[signature]
FRANK COLONESE
Secretary

[signature]
DONALD L. UTZ
President

DEPARTMENT OF STATE
RECORDS SECTION
COMPLETED

91 MAR 25 AM 10:35

S 143028-350882000

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120477

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A STREAMLINE REINSTATEMENT ON April 29, 2020 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS May 24, 2020 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
DIVISION OF REVENUE AND ENTERPRISE SERVICES
CERTIFICATE OF REINSTATEMENT

UTZ TECHNOLOGIES, INC.
3508820000

I, the Treasurer of the State of New Jersey, do hereby certify that the above-named entity did on the 29th of April 2020 file in this department a Streamlined Reinstatement pursuant to P.L. 2019, c. 149.

The undersigned represents that they are authorized to sign this form on behalf of the above named entity.

Signature and Title:

Lawrence Lonergan


THE GREAT SEAL OF THE STATE OF NEW JERSEY

Certificate Number : 2475914554
Verify this certificate online at
https://www.njportal.com/DOR/businessrecords/Validate.aspx

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal, this 29th day of April, 2020

Elizabeth Maher Muoio
State Treasurer

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120484

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A CHANGE OF AGENT AND OFFICE ON April 29, 2020 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS May 24, 2020 A.D.

THE GREAT SEAL OF THE STATE OF NEW JERSEY

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
DIVISION OF REVENUE AND ENTERPRISE SERVICES
CHANGE OF REGISTERED AGENT CERTIFICATE

UTZ TECHNOLOGIES, INC.
3508820000

The Division of Revenue and Enterprise Services hereby affirms that the following change was submitted on 04/29/2020 for UTZ TECHNOLOGIES, INC..

Previous Registered Agent and Office

ROBERT J WOEHLING
50 ELMER STREET
WESTFIELD, NJ 07090-0000

New Registered Agent and Office

The Lonergan Law Firm, LLC
96 PARK ST
MONTCLAIR, NJ 07042-2929

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal, this 29th day of April, 2020

Elizabeth Maher Muoio
State Treasurer

Certificate Number : 2475914664
Verify this certificate online at
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120479

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A CHANGE OF REGISTERED AGENT ON April 27, 1994 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS May 24, 2020 A.D.

THE GREAT SEAL OF THE STATE OF NEW JERSEY

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

NJ DIVISION OF COMMERCIAL RECORDING

AGENT CERTIFICATE OF CHANGE
REGISTERED NAME OR ADDRESS, OR BOTH

This form may be used by domestic and foreign, profit and non-profit corporations and limited partnerships to change an agent name or address or both. If a P.O. box is used for registered address, the street address must be included. **Return this form with a $10 check made out to the Secretary of State.** Write the corporate/limited partnership number on the top left of your check.

CORPORATION/LIMITED PARTNERSHIP NAME AND NUMBER

UTZ ENGINEERING, INC. 3508-8200-00

STATE OF ORIGINAL FILING

NJ 0918659

IMPORTANT-INCLUDE INFORMATION ON BOTH THE PRIOR & NEW AGENT

PRIOR AGENT NAME

ROBERT J. WOEHLING

PRIOR AGENT ADDRESS

STREET	CITY	STATE	ZIP
50 ELMER STREET	WESTFIELD	NJ	07090

MAR 16 1994

NEW AGENT NAME

FRANK COLONESE UTZ ENGINEERING INC

NEW AGENT ADDRESS

STREET	CITY	STATE	ZIP
101 INDUSTRIAL EAST	CLIFTON	N.J.	07012

The corporation states that the address of its new registered office and the address of its new registered agent are identical. Further, the changes designated on this form were authorized by resolution duly adopted by its board of directors or members.

AUTHORIZED SIGNATURE & TITLE Frank Colonese DATE

CHAIRMAN OF BOARD, PRES., V.P. OR GEN. PARTNER

Change form must be signed with title and date provided.

S143028

MARK TYPE OF CHANGE

- ☐ 1. Change of Agent Name
- ☐ 2. Change of Agent Address
- ☒ 3. Change of Both

MAIL TO: Department of State
Annual Report Section
P.O. Box 12612
Newark, N.J. 07197-2612

REMIT $10.00

IMPORTANT NOTICE

Failure to notify the Secretary of State of a change in the registered agent name or registered office address will result in the penalty set forth by law.

Cgf-C

FOR OFFICIAL USE ONLY

FILED

APR 27 1994

4-27-94

LONNA R HOOKS
Secretary of State

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120485

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN AMENDMENT ON February 3, 2003 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS May 24, 2020 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

AMC

FILED

FEB 3 2003

STATE TREASURER

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION OF UTZ TECHNOLOGIES, INC.

The undersigned has executed and is filing this Certificate of Amendment, pursuant to majority vote of the Shareholders of Utz Technologies, Inc. and in accordance with the provisions of the New Jersey Business Corporation Act.

FIRST: The Certificate of Incorporation presently provides that the number of members comprising the Board of Directors is two; and further provides that the Board of Directors is classified, with each Director having a three (3) year term.

SECOND: The Certificate of Incorporation is hereby amended to provide that the Board of Directors is declassified; and, expanded to three members, each of whom shall be elected annually for one (1) year terms, based upon cumulative voting.

THIRD: The Certificate of Incorporation is hereby further amended to provide that any increase or decrease in the number of Directors from the current three (3) members shall require the affirmative vote of the shareholders holding at least eighty (80%) percent of the outstanding voting shares of the corporation.

FOURTH: This amendment was adopted on the 22nd day of October, 2002, with 880,620 shares voting in favor of the amendment, 0 shares voting against, and 0 abstaining.

IN WITNESS WHEREOF, this Certificate of Amendment has been signed as of the 15th day of January, 2003.

FRANK COLONESE, President

Utz/CertificateofAmendment.11003

3508820000

S1208495
J2318167

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120482

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A NAME CHANGE ON January 17, 2002 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS
May 24, 2020 A.D.


THE GREAT SEAL OF THE STATE OF NEW JERSEY
1776

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT
https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

C-102A Rev 12/93

CGN

FILED
JAN 17 2002
STATE TREASURER

New Jersey Department of the Treasury
Division of Revenue
Certificate of Amendment to the
Certificate of Incorporation
(For Use by Domestic Profit Corporations)

Pursuant to the provisions of Section 14A:9-2 (4) and section 14A:9-4 (3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following certificate of Amendment to its certificate of Incorporation:

1. The name of the corporation is:

   Utz Engineering, Inc.

2. The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the 26th day of September 2001:

   Resolved, that the Certificate of Amendment (filed on April 3, 1991 with Joan Haberle, Secretary of State) to the Certificate of Incorporation of Utz Engineering, Inc. be amended to read as follows:

   The Certificate of Incorporation is hereby amended to provide that the name of the Corporation is **UTZ TECHNOLOGIES, INC.** effective upon filing hereof.

3. The number of shares outstanding at the time of the adoption of the amendment was: 980,000.

   The total number of shares entitled to vote thereon was: 980,000.

4. The number of shares voting for and against such amendment is as follows:

Number of Shares Voting **for** Amendment	Number of Shares Voting **against** Amendment
806,100	18,320

BY: [signature]
FRANK M. COLONESE
President and CEO

35088 20000

Dated this 25th day of October 2001

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120476

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A NAME CHANGE ON May 22, 2007 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS May 24, 2020 A.D.

THE GREAT SEAL OF THE STATE OF NEW JERSEY
LIBERTY AND PROSPERITY
1776

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

CGN

FILED
MAY 2 2 2007
STATE TREASURER
3508820000

CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF CORPORATION
Of
UTZ TECHNOLOGIES, INC.

The Undersigned has executed and is filing this Certificate of Amendment, pursuant to the majority vote of the Shareholders of Utz Technologies, Inc., and in accordance with the provisions of the New Jersey Business corporation Act.

FIRST: The Certificate of Incorporation presently provides that the name of the Corporation is Utz Technologies, Inc.

SECOND: The Certificate of Incorporation is hereby amended to provide that the name of the Corporation is PhoneBrasil International, Inc., effective upon filing hereof.

THIRD: The certificate of Incorporation presently provides that the authorized shares of the Corporation are Six Million (6.000,000) Shares without par value.

FOURTH: The Certificate of Incorporation is hereby amended to increase the number of authorized shares of the Corporation to Thirty Million (30,000,000) Shares without par value, upon filing hereof.

FIFTH: The Amendments were adopted, on the 12th day of May 2007, by a majority vote of Shareholders. There were 718,000 shares with voting rights; 400,000 voted in favor of the amendments; 0 shares voted against the amendments and 318,000 shares were not present at the meeting of shareholders, either in person or by proxy.

IN WITNESS WHEREOF, this Certificate of Amendment has been signed as of May 12, 2007

[signature]
Dennis Curtis, President

ATTEST:
[signature]
Hope Helimeh, Secretary

S1843917
T3458909
T3458910

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name:	UTZ TECHNOLOGIES, INC.
Business Id:	3508820000
Certificate Number:	6000120483

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A NAME CHANGE ON May 22, 2007 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS May 24, 2020 A.D.

ELIZABETH MAHER MUOIO
STATE TREASURER

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

CGN
FILED
MAY 2 2 2007
STATE TREASURER
3508820000

CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF CORPORATION Of UTZ TECHNOLOGIES, INC.

The Undersigned has executed and is filing this Certificate of Amendment, pursuant to the majority vote of the Shareholders of Utz Technologies, Inc., and in accordance with the provisions of the New Jersey Business corporation Act.

FIRST: The Certificate of Incorporation presently provides that the name of the Corporation is Utz Technologies, Inc.

SECOND: The Certificate of Incorporation is hereby amended to provide that the name of the Corporation is PhoneBrasil International, Inc., effective upon filing hereof.

THIRD: The certificate of Incorporation presently provides that the authorized shares of the Corporation are Six Million (6.000,000) Shares without par value.

FOURTH: The Certificate of Incorporation is hereby amended to increase the number of authorized shares of the Corporation to Thirty Million (30,000,000) Shares without par value, upon filing hereof.

FIFTH: The Amendments were adopted, on the 12th day of May 2007, by a majority vote of Shareholders. There were 718,000 shares with voting rights; 400,000 voted in favor of the amendments; 0 shares voted against the amendments and 318,000 shares were not present at the meeting of shareholders, either in person or by proxy.

IN WITNESS WHEREOF, this Certificate of Amendment has been signed as of May 12, 2007

Dennis Curtis, President

ATTEST:

Hope Helimeh, Secretary

Remove from Imaging Record

S1843917
T3458909
T3458910